Patrick Miller President & CEO Tim Trenary CFO & Treasurer Kirk Feiler COMMERCIAL VEHICLE GROUP, INC. VP Corporate Development & Investor Relations Q3 2019 Earnings Conference Call November 7, 2019

Forward Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (vi) the Company’s ability to recognize synergies from the reorganization of the segments; (vii) the Company’s failure to successfully manage any divestitures; (viii) the impact of changes in governmental regulations on the Company's customers or on its business; (ix) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (x) the impact of disruptions in our supply chain or delivery chain; (xi) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiii) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xiv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and materials costs; (xv) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business; and (xx) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2018 and the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. Page | 2 COMMERCIAL VEHICLE GROUP, INC.

Q3 2019 Highlights Revenue of $225.4 million, flat compared to Q3 2018 North American heavy- and medium-duty truck sales remain high in Q3 2019 Operating income of $13.2 million versus $16.2 million in Q3 2018 . SG&A includes $0.9 million costs associated with FSE acquisition . Cost control and recovery actions are reducing the impact of cost headwinds Closed on FSE acquisition . Added $2.5 million of revenue in quarter . Enhances product and market diversification Page | 3 COMMERCIAL VEHICLE GROUP, INC.

FSE Overview Aligns with CVG’s business model and strategy . Focus is on complex, low to medium volume applications Product lines expand CVG’s reach into the electronic space Products and capabilities include: . Military electronic devices and systems . Control panels . Electromechanical assemblies and controls Diversifies end markets with focus on: . Industrial automation . Transportation (rail and aerospace) . Military Page | 4 COMMERCIAL VEHICLE GROUP, INC.

Q3 2019 Segment Highlights Electrical Systems segment . Revenue up 2.5%, operating income up 2.1% . Changes to commercial processes enhance organic growth efforts . Capability and product diversification strategy starting to bear fruit with shift into electromechanical systems production Global Seating segment . Revenue down 5.2%, operating income down 11.1% . Softening in global construction markets . Productivity improving with focus on cost reductions Participated in North American Commercial Vehicle (NACV) show Page | 5 COMMERCIAL VEHICLE GROUP, INC.

End Market Outlook  Continued softness in APAC construction market  Europe and North American construction markets show signs of weakness  Class 8 build peaks in 2019, returns to replacement levels in 2020 . Class 8 backlog ~133,000 units  Class 5-7 build flat versus prior year; decline in 2020  Taking actions to scale the business to anticipated lower production rate Heavy-Duty (Class 8) Build (000’s) Medium-Duty (Class 5-7) Build (000’s) 345 324 273 273 256 260 238 249 2017 2018 2019E 2020E 2017 2018 2019E 2020E Sources: October 2019 ACT Research Report Page | 6 COMMERCIAL VEHICLE GROUP, INC.

Finance Update COMMERCIAL VEHICLE GROUP, INC.

Q3 2019 Financial Update $M except per share data Q3 2019 Q3 2018 Change Revenue 225.4 225.0 0.2% Gross Profit 31.2 32.2 (3.1%) Gross Margin 13.8% 14.3% SGA 17.5 15.6 (12.2%) Operating Income 13.2 16.2 (18.5%) Operating Margin 5.9% 7.2% Diluted Earnings Per Share 0.28 0.41 (31.7%)  Revenue flat . +3.7% North American MD/HD Truck revenues . -10.9% OEM Construction Equipment, primarily Asia Pacific . Foreign currency - $2.1M negative sales impact (reflected in change above)  Operating margin down 130 bps . Mexico Border Minimum Wage . Troubled supplier impact on material costs and operating efficiencies . SG&A increase for investment in business development efforts and $0.9 million costs associated with FSE acquisition Page | 8 COMMERCIAL VEHICLE GROUP, INC.

Cost Impacts Decline $3.0 $2.5 $0.6 $2.0 $0.2 $1.5 $0.7 $1.2 $0.3 $1.0 $0.8 $0.5 $1.1 $0.8 $0.5 $0.0 Mexican Wage (net) Troubled Supplier Manufacturing Investments 1Q 2Q 3Q  Actions taken to lessen the impact of headwinds, including pricing and cost-out initiatives, have been successful  Manufacturing investments declining as projects progress and come online Page | 9 COMMERCIAL VEHICLE GROUP, INC.

Electrical Systems Segment Results Electrical Systems 3Q 2019 Sales ($M) Q3 2019 Q3 2018 Change Revenue 131.4 128.2 2.5% Gross Profit 18.9 18.3 3.3% 20% Truck OEMs Gross Margin 14.4% 14.3% Construction OEMs 10% 52% SG&A 4.0 3.8 5.3% Aftermarket / OE Service 18% Other Operating Income 14.6 14.3 2.1% Operating Margin 11.1% 11.2%  Electrical Systems revenue increased 2.5% driven primarily by the FSE acquisition  Foreign currency translation adversely impacted Q3 2019 revenue by $0.7 million  Decrease in operating income: . Border Minimum Wage - $0.2 million . Troubled supplier - $0.6 million . Manufacturing investments - $0.3 million Page | 10 COMMERCIAL VEHICLE GROUP, INC.

Global Seating Segment Sales Global Seating 3Q 2019 Sales ($M) Q3 2019 Q3 2018 Change Revenue 95.7 101.0 (5.2%) Gross Profit 12.3 13.9 (11.5%) 10% Truck OEMs Gross Margin 12.9% 13.8% 21% Construction OEMs 51% Aftermarket / OE Service SG&A 5.0 5.7 12.3% 18% Other Operating Income 7.2 8.1 (11.1%) Operating Margin 7.5% 8.0%  Global Seating revenue decreased 5.2% driven by softening in global construction equipment market, partially offset by strength in North America MD/HD truck markets  Foreign currency translation adversely impacted Q3 2019 revenue by $1.4 million  Operating income in line with volume reduction Page | 11 COMMERCIAL VEHICLE GROUP, INC.

Capital Structure ($M) 9/30/2019 9/30/2018 Cash 38.7 57.5 ABL Availability 70.5 63.3 Total Liquidity 109.2 120.8 Debt 162.1 169.5 TTM EBITDA 76.3 77.9 Gross Leverage 2.1x 2.2x Net Leverage 1.6x 1.4x  Net Leverage of 1.6x below target range of 2-3x See appendix for reconciliation of GAAP to Non-GAAP financial measures Page | 12 COMMERCIAL VEHICLE GROUP, INC.

Appendix COMMERCIAL VEHICLE GROUP, INC.

Use of Non-GAAP Measures This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, engage in financial and operational planning and to determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on the Company’s financial and operating results and in comparing the Company’s performance to that of its competitors and to comparable reporting periods. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. The financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated. Page | 14 COMMERCIAL VEHICLE GROUP, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures Trailing Twelve Months $ Millions Ended September 30th, 2019 2018 Net Income $ 35.7 $ 28.4 Interest 18.4 12.6 Provision for Income Taxes 7.6 21.2 Depreciation 13.2 14.4 Amortization 1.4 1.3 EBITDA $ 76.3 $ 77.9 As of September 30th, 2019 2018 Debt per Balance Sheet $ 158.3 $ 164.6 Plus: Original Issue Discount 2.0 2.6 Plus: Prepaid Financing 1.8 2.4 Revolving Credit Facility - - Gross Debt $ 162.1 $ 169.5 Less: Cash 38.7 57.5 Net Debt $ 123.4 $ 112.0 Divide by Trailing 12 Months EBITDA $ 76.3 $ 77.9 Net Leverage 1.6x 1.4x Page | 15 COMMERCIAL VEHICLE GROUP, INC.